Exhibit 99.1

Adial Pharmaceuticals Closes Acquisition of Purnovate

Acquisition Expands Adial’s Portfolio with Drug Candidates

for Treatment of Pain and Addiction

Charlottesville, VA – January 26, 2021 – Adial Pharmaceuticals, Inc. (NASDAQ: ADIL; ADILW) (“Adial” or the “Company”), a clinical-stage biopharmaceutical company focused on the development of treatments for addictions, has closed the acquisition of Purnovate, LLC (“Purnovate”), a pharmaceutical development company focused on developing novel, drug candidates for non-opioid pain reduction, as well as the treatment of addiction and other diseases through targeted use of adenosine analogs.

Adenosine, one of the most powerful molecules that is naturally occurring in almost all cells in the body, is a signaling molecule that triggers numerous physiological responses. Adenosine analogs are chemical compounds with similar elemental composition to adenosine. Purnovate has extensively studied adenosine analogs as potential therapies for non-opioid pain reduction and the treatment of cocaine addiction. Purnovate has also explored the application of adenosine analogs and other chemical compounds referred to as purines, which are found throughout the body, including in DNA and RNA, to address other disease states.

Commenting on the closing of the transaction, William Stilley, CEO of Adial, stated, “The acquisition of Purnovate is transformative for Adial in terms of expansion and diversification of our addiction-related pipeline. Our lead product, AD04, is currently being administered to patients in the landmark ONWARD™ Phase 3 pivotal trial, which is nearly 50% enrolled, as a genetically targeted therapeutic agent for the treatment of Alcohol Use Disorder (AUD), and we are planning to test AD04 in Phase 2 clinical trials for Opioid Use Disorder and other addictive disorders. Adial’s review of specific and proprietary adenosine analog compounds developed by Purnovate as non-opioid alternatives for the treatment of pain, as well as cocaine addiction, appear promising and the addition of Purnovate’s fully operational laboratory and chemicals library, as well as its intellectual property, substantially increase the value of assets owned and controlled by Adial.”

“We are also pleased to announce that in connection with the acquisition, Purnovate’s CEO, Robert D. Thompson, will join Adial’s team as its Vice President, Chemistry,” continued Mr. Stilley. “Dr. Thompson is a world-renowned adenosine chemist and the inventor of more than 20 adenosine analog patents covering tens of thousands of novel molecules and he has authored dozens of scientific publications. Dr. Thompson and his team bring additional expertise to Adial in chemistry, analytics and manufacturing, which we expect will be accretive to our expansion of Adial’s drug pipeline, both on the ’supply side of addiction’ through the introduction of novel therapeutics for non-opioid pain management, a multi-billion-dollar market, as well as the treatment of cocaine addiction and potentially other forms of addiction. We also expect that the acquisition of Purnovate and the addition of Dr. Thompson to our team will advance our planned formulation of a once-a-day, extended-release AD04 tablet for the treatment of AUD.”

“Purnovate was founded with the goal of developing drug candidates that can unlock the potential scientists have been confident existed, if only they could be made available to the appropriate tissue with the required potency and selectivity,” commented Dr. Thompson. “We have made substantial progress towards this goal by designing selective adenosine analogs as an attractive pathway to the treatment of pain without the use of opioids. Adial provides an ideal platform for drug development based on these pathways given its core focus as the ‘medicines for addiction’ company.”

“The acquisition of Purnovate and Dr. Thompson joining our management team are important steps in the advancement of Adial’s mission to build the world’s leading, addiction-focused pharmaceutical company and to drive value for our shareholders,” concluded Mr. Stilley. “We remain steadfast in this mission and we are committed to our goals of bringing AD04 to market upon successful completion of the ONWARDÔ trial and to develop and commercialize additional novel treatments for pain and addiction.”

About Adial Pharmaceuticals, Inc.

Adial Pharmaceuticals is a clinical-stage biopharmaceutical company focused on the development of treatments for addictions. The Company’s lead investigational new drug product, AD04, is a genetically targeted therapeutic agent for the treatment of Alcohol Use Disorder (AUD) and is currently being investigated in a Phase 3 clinical for the potential treatment of AUD in subjects with certain target genotypes, which are to be identified using the Company’s proprietary companion diagnostic genetic test. A Phase 2b clinical trial of AD04 for the treatment of AUD showed promising results in reducing frequency of drinking, quantity of drinking and heavy drinking (all with statistical significance), and no overt safety concerns (there were no statistically significant serious adverse events reported). AD04 is also believed to have the potential to treat other addictive disorders such as Opioid Use Disorder, gambling, and obesity. www.adialpharma.com

About Purnovate, Inc.

Purnovate, Inc., a wholly owned subsidiary of Adial Pharamceuticals, is a pharmaceutical development and chemistry company focused on inventing and developing selective, potent, stable, and soluble adenosine analogs to treat diseases and disorders such as pain, cocaine addiction, inflammation, infectious disease, cancer, asthma, and diabetes. www.purnovate.com

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Forward Looking Statements

This communication contains certain “forward-looking statements” within the meaning of the U.S. federal securities laws. Such statements are based upon various facts and derived utilizing numerous important assumptions and are subject to known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Statements preceded by, followed by or that otherwise include the words “believes,” “expects,” “anticipates,” “intends,” “projects,” “estimates,” “plans” and similar expressions or future or conditional verbs such as “will,” “should,” “would,” “may” and “could” are generally forward-looking in nature and not historical facts, although not all forward-looking statements include the foregoing. The forward-looking statements include statements regarding plans to test AD04 in Phase 2 clinical trials for Opioid Use Disorder and other addictive disorders, Dr. Thompson and his team’s additional expertise in chemistry, analytics and manufacturing being accretive to the expansion of Adial’s drug pipeline, advancing our planned formulation of a once-a-day, extended-release AD04 tablet for the treatment of AUD,and the potential of AD04 to treat other addictive disorders such as Opioid Use Disorder, gambling, and obesity. Any forward-looking statements included herein reflect our current views, and they involve certain risks and uncertainties, including, among others, the contribution of Dr. Thompson and his team ’s expertise in chemistry, analytics and manufacturing to the expansion of Adial’s drug pipeline, the ability Purnovate’s platform to provide Adial a non-opioid program for treating pain using novel and patentable compounds our ability to prepare for commercial manufacturing, as well as develop new formulations of AD04, our ability to enroll patients and complete clinical trials on time and achieve desired results and benefits as expected, our ability to obtain regulatory approvals for commercialization of product candidates or to comply with ongoing regulatory requirements, regulatory limitations relating to our ability to promote or commercialize our product candidates for specific indications, acceptance of our product candidates in the marketplace and the successful development, marketing or sale of our products, our ability to maintain our license agreements, the continued maintenance and growth of our patent estate, our ability to establish and maintain collaborations, our ability to obtain or maintain the capital or grants necessary to fund research and development activities, and our ability to retain our key employees or maintain our Nasdaq listing. These risks should not be construed as exhaustive and should be read together with the other cautionary statement included in our Annual Report on Form 10-K for the year ended December 31, 2019, subsequent Quarterly Reports on Form 10-Q and current reports on Form 8-K filed with the Securities and Exchange Commission. Any forward-looking statement speaks only as of the date on which it was initially made. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, changed circumstances or otherwise, unless required by law.

Contact:

Crescendo Communications, LLC

David Waldman / Natalya Rudman

Tel: 212-671-1021

Email: adil@crescendo-ir.com

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